                        SEMIANNUAL REPORT / APRIL 30 2000

                             AIM CONSTELLATION FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                           --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

           STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS

          SIGNS BY WHICH FARMERS PLANTED AND HARVESTED THEIR CROPS AND

          SAILORS NAVIGATED THE SEAS. ALTHOUGH DIFFERENT CONSTELLATIONS

         ARE VISIBLE AT DIFFERENT TIMES OF THE YEAR, THEIR CONSTANCY IN

          THE SKY MAKES THEM RELIABLE FOR MEASURING THE PASSAGE OF TIME

          AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE STARS OF

                               THE STOCK UNIVERSE.

                     -------------------------------------

AIM Constellation Fund is for shareholders who seek growth of capital by investing principally in common stocks of companies that the portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average long-term earnings growth and excellent growth prospects.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the manager's overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 58.06%; five years, 24.96%; 10 years, 21.75%. Class B shares, one year, 60.78%; inception (11/3/97), 27.46%. Class C shares, one year, 64.81%; inception (8/4/97), 24.93%.
o Investing in small- and mid-sized companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of stocks of small-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM CONSTELLATION FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I had
   Charles T.      the idea of creating a mutual fund company that put people
     Bauer,        first. Our slogan, "people are the product," means that
  Chairman of      people--our employees and our investors--are our company.
  the Board of         Almost a quarter-century later, we've grown to more than
    THE FUND       seven million investors, $176 billion in assets under
  APPEARS HERE]    management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than
    [PHOTO OF      $7 trillion today. I never dreamed we would see such
    Robert H.      phenomenal growth. You are the main reason for our success,
     Graham,       and I want you to know how much I appreciate your loyalty and
  APPEARS HERE]    trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                             AIM CONSTELLATION FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS MARKET SELL-OFF, RECORDS EXCELLENT RETURNS


AFTER SOARING TO NEW HEIGHTS, STOCK INDEXES PLUNGED AS THE REPORTING PERIOD CLOSED. HOW DID AIM CONSTELLATION FUND PERFORM?
Despite a steep drop in several key market indexes in April, the fund posted impressive returns for the six-month period ended April 30, 2000. Excluding sales charges, total returns for Class A, Class B and Class C shares were 33.73%, 33.20% and 33.18%, respectively. The fund outperformed both the S&P 500 and the Lipper Multi-Cap Growth Fund Index, which recorded gains of 7.18% and 30.26%, respectively, over the same period.
    While technology stocks were volatile, the fund's heavy weighting in this sector enhanced performance. Over the reporting period, the fund's total net assets grew from $15.3 billion to $20.7 billion.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
For most of the reporting period, technology stocks were the undisputed market leaders. Tech stocks helped push the Dow, the Nasdaq and other market indexes to new heights. While the Dow peaked in January, the tech-dominated Nasdaq continued to set records well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) helped perpetuate the sell-off. The stocks of Internet companies with no earnings were particularly hard hit.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and contain inflation. During the reporting period, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 6.0%. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April, causing markets to be extremely volatile.
    Despite April's well-publicized market downturn, most major indexes posted gains for the reporting period, with mid-cap stocks leading the charge. The S&P MidCap 400 Index was up 21.26%, compared to 0.79% for the Dow and 18.72% for the Russell 2000, which measures the performance of small-cap stocks. Despite weakness in March and April, tech stocks still outperformed other issues for the six-month reporting period by a significant margin.

HOW DID YOU MANAGE THE FUND?
During the reporting period, the fund implemented a new investment strategy that permits it to invest in all sizes of companies instead of being limited to mid- and small-cap stocks, allowing the fund to take advantage of rallies within various market segments. We took advantage of April's market sell-off to buy the stocks of quality companies at reduced prices.
    Over the last six months, we increased the fund's technology holdings from 46% to 51% while reducing consumer-cyclical stocks from 20% to 13% of the portfolio. The portfolio's heavy weighting in the technology sector was a result of our stock-selection process, which is based on earnings growth prospects, not macroeconomic predictions. We continued to find many companies with excellent earnings prospects in the technology sector. Moreover, we generally do not buy the stocks of companies that have no earnings.
    Industries within the technology sector that were prominently represented in the portfolio included computer software and services, communications equipment and semiconductors. These industries are benefiting from the steady sales of personal computers, the proliferation of new communications devices and the expansion of the Internet.

CAN YOU NAME A FEW OF THE TECH STOCKS IN THE PORTFOLIO?
At the end of the reporting period, VERITAS Software was the portfolio's top equity holding. VERITAS is the world's largest maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage. JDS Uniphase, the portfolio's second-largest equity holding, is the world's leading supplier of parts


GROWTH OF TOTAL NET ASSETS

================================================================================
     $15.3                $20.7
    BILLION              BILLION

   10/31/99              4/30/00
================================================================================


TOTAL RETURNS

For six months ended 4/30/00, excluding sale charges

================================================================================
FUND CLASS A SHARES                     33.73%
FUND CLASS B SHARES                     33.20%
FUND CLASS C SHARES                     33.18%
S&P 5000                                 7.18%
LIPPER MULTI-CAP GROWTH FUND INDEX      30.26%
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



for fiber-optic equipment. Corning, our third-largest holding, is the inventor and one of the world's top manufacturers of fiber-optic cable. All three reported strong earnings for the most recent quarter.
    Other tech stocks in the portfolio included Analog Devices, a leading maker of both analog and digital integrated circuits, which translate such phenomena as pressure, temperature and sound into digital signals; ADC Telecommunications, which makes systems that speed up the rate at which voice, data and video signals are transmitted; and PMC-Sierra, which develops semiconductor components that improve Internet transmission.
    We believe the outlook is favorable for tech companies, which stand to benefit from global economic expansion, mergers and acquisitions and the growth of wireless communications and the Internet.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
In the financial sector, the fund benefited from owning the stock of investment banking firm Charles Schwab, a leading discount broker. In the energy sector, a stock that performed well for the fund was Cooper Cameron, an equipment maker for the oil and gas industry.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." On May 16, after the reporting period ended, the central bank raised the federal funds rate to 6.5%. It appears that the Fed's tightening cycle may be winding down, although the central bank is expected to approve additional rate increases in the immediate months ahead. If the Fed succeeds in slowing economic growth to a more sustainable rate and in keeping inflation under control, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks.
    However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

RESULTS OF A $10,000 INVESTMENT

4/30/76-4/30/00, including sales charges
================================================================================
          $697,035               $461,855                $338,754

            AIM                   Lipper                  S&P 500
       Constellation             Multi-Cap                Index
            Fund                  Growth
          Class A                Fund Index
           Shares
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges
================================================================================

CLASS A SHARES

Inception (4/30/76)          19.34%

10 Years                     20.96

 5 Years                     22.32

 1 Year                      40.63*

*48.81%, excluding sales charges

CLASS B SHARES

Inception (11/3/97)          22.17%

1 Year                       42.56*

*47.56%, excluding CDSC

CLASS C SHARES

Inception (8/4/97)           20.33

1 Year                       46.55*

*47.55%, excluding CDSC

Past performance does not guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

===================================================================================================================================
TOP 10 INDUSTRIES                                                     TOP 10 HOLDINGS
-----------------------------------------------------------------------------------------------------------------------------------
 1. Computers (Software & Services)                      13.91%       1. VERITAS Software Corp.                      2.99%
 2. Communications Equipment                             12.80%       2. JDS Uniphase Corp.                          2.71%
 3. Electronics (Semiconductors)                         11.29%       3. Corning, Inc.                               2.09%
 4. Oil & Gas (Drilling & Equipment)                      6.45%       4. Analog Devices, Inc.                        1.99%
 5. Broadcasting (Television, Radio & Cable)              4.55%       5. ADC Telecommunications, Inc.                1.84%
 6. Electrical Equipment                                  3.46%       6. PMC-Sierra, Inc. (Canada)                   1.75%
 7. Computers (Networking)                                2.78%       7. Scientific-Atlanta, Inc.                    1.46%
 8. Investment Banking/Brokerage                          2.67%       8. Nokia Oyj-ADR (Finland)                     1.41%
 9. Services (Advertising & Marketing)                    2.34%       9. Inktomi Corp.                               1.34%
10. Equipment (Semiconductor)                             2.27%      10. Comverse Technology, Inc                    1.30%

Please keep in mind that the fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS


In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
   If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   How well does the fund match my tolerance for risk?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less-established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

Last year's phenomenal returns were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a

                      ------------------------------------

                                 SEC SPEAKS OUT

                      In the wake of 1999's extraordinary

                       fund performances, the Securities

                         and Exchange Commission (SEC),

                         which regulates the mutual fund

                      industry, says that investors should

                       temper their expectations and not

                         make investment decisions based

                       only on past performance. The SEC

                      also suggests that investors consider

                       the following factors when looking

                                at a mutual fund:

                                      Age

                                      Risk

                                      Size

                                   Volatility

                                   Management

                                    Expenses

                                 Tax Efficiency

                      ------------------------------------



                    Source: The Wall Street Journal, 1/25/00

                             AIM CONSTELLATION FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



"bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.

DOLLAR-COST AVERAGING CAN LOWER THE
COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.



================================================================================
       MONTH       AMOUNT INVESTED   SHARE PRICE    SHARES PURCHASED

      JANUARY            $200            $24               8.333
      FEBRUARY            200             20              10.000
      MARCH               200             14              14.286
      APRIL               200             18              11.111
      MAY                 200             22               9.091
      JUNE                200             24               8.333
      6-MONTH TOTAL     $1200           $122              61.154

Average price per share: $122 divided by 6 = $20.33

Average cost per share: $1200 divided by 61.154 = $19.62
================================================================================

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             AIM CONSTELLATION FUND
                                       5

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.77%

AUTO PARTS & EQUIPMENT-0.55%

Danaher Corp.                       2,000,000   $   114,250,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.58%

Northern Trust Corp.                1,850,000       118,631,250
---------------------------------------------------------------

BIOTECHNOLOGY-1.41%

Amgen Inc.(a)                       1,500,000        84,000,000
---------------------------------------------------------------
Biogen, Inc.(a)                     2,379,300       139,932,581
---------------------------------------------------------------
Chiron Corp.(a)                     1,500,000        67,875,000
---------------------------------------------------------------
                                                    291,807,581
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.55%

AMFM Inc.(a)                        2,400,000       159,300,000
---------------------------------------------------------------
AT&T Corp.-Liberty Media Group-
  Class A(a)                        3,000,000       149,812,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,600,000        68,500,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,525,000       154,120,312
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,519,800       166,038,150
---------------------------------------------------------------
USA Networks, Inc.(a)               4,500,000       103,500,000
---------------------------------------------------------------
Westwood One, Inc.(a)               3,918,000       138,599,250
---------------------------------------------------------------
                                                    939,870,212
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-12.80%

ADC Telecommunications, Inc.(a)     6,250,000       379,687,500
---------------------------------------------------------------
CIENA Corp.(a)                        563,800        69,699,775
---------------------------------------------------------------
Comverse Technology, Inc.(a)        3,000,000       267,562,500
---------------------------------------------------------------
Corning Inc.                        2,190,800       432,683,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               5,400,000       559,912,500
---------------------------------------------------------------
Juniper Networks, Inc.(a)             500,000       106,343,750
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             5,112,800       290,790,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)      1,750,000       198,187,500
---------------------------------------------------------------
QUALCOMM Inc.(a)                      350,300        37,985,656
---------------------------------------------------------------
Scientific-Atlanta, Inc.            4,636,400       301,655,775
---------------------------------------------------------------
                                                  2,644,508,456
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.88%

Apple Computer, Inc.(a)               732,100        90,826,156
---------------------------------------------------------------
Compaq Computer Corp.               3,500,000       102,375,000
---------------------------------------------------------------
Dell Computer Corp.(a)              1,250,000        62,656,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           1,432,400       131,691,275
---------------------------------------------------------------
                                                    387,548,681
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (NETWORKING)-2.78%

Cisco Systems, Inc.(a)              2,000,000   $   138,656,250
---------------------------------------------------------------
Exodus Communications, Inc.(a)      1,750,000       154,765,625
---------------------------------------------------------------
Extreme Networks, Inc.(a)             750,000        43,218,750
---------------------------------------------------------------
VeriSign, Inc.(a)                   1,700,000       236,937,500
---------------------------------------------------------------
                                                    573,578,125
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.35%

Adaptec, Inc.(a)                    1,196,100        32,294,700
---------------------------------------------------------------
EMC Corp.(a)                        1,248,000       173,394,000
---------------------------------------------------------------
Network Appliance, Inc.(a)          1,000,000        73,937,500
---------------------------------------------------------------
                                                    279,626,200
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-13.58%

Aspect Development, Inc.(a)         1,450,000       100,231,250
---------------------------------------------------------------
BEA Systems, Inc.(a)                2,200,000       106,150,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                       1,500,000       146,812,500
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     1,500,000       259,500,000
---------------------------------------------------------------
Citrix Systems, Inc.(a)             1,107,300        67,614,506
---------------------------------------------------------------
DoubleClick Inc.(a)                   500,000        37,937,500
---------------------------------------------------------------
Electronics for Imaging,
  Inc.(a)                           2,500,000       130,625,000
---------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                           1,750,000        80,937,500
---------------------------------------------------------------
Inktomi Corp.(a)                    1,800,000       277,087,500
---------------------------------------------------------------
Intuit Inc.(a)                      3,250,000       116,796,875
---------------------------------------------------------------
J.D. Edwards & Co.(a)               4,500,000        82,125,000
---------------------------------------------------------------
Lycos, Inc.(a)                      2,300,000       106,950,000
---------------------------------------------------------------
Mercury Interactive Corp.(a)          382,800        34,452,000
---------------------------------------------------------------
Oracle Corp.(a)                     1,250,000        99,921,875
---------------------------------------------------------------
PeopleSoft, Inc.(a)                 2,500,000        34,843,750
---------------------------------------------------------------
Portal Software, Inc.(a)            1,037,700        47,604,487
---------------------------------------------------------------
Rational Software Corp.(a)            698,300        59,442,787
---------------------------------------------------------------
Siebel Systems, Inc.(a)             1,500,000       184,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,250,000        84,515,625
---------------------------------------------------------------
VERITAS Software Corp.(a)           5,750,000       616,777,344
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       130,250,000
---------------------------------------------------------------
                                                  2,804,887,999
---------------------------------------------------------------

CONSUMER FINANCE-0.78%

Providian Financial Corp.           1,825,000       160,714,062
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.46%

American Power Conversion
  Corp.(a)                          5,250,000       185,390,625
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       119,750,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                    2,000,000   $   120,125,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,756,100       153,652,575
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     1,622,000       136,045,250
---------------------------------------------------------------
                                                    714,963,450
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.54%

Agilent Technologies, Inc.(a)       1,250,000       110,781,250
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.87%

General Motors Corp.-Class H(a)     1,873,000       180,393,312
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.98%

PE Corp-PE Biosystems Group         3,375,000       202,500,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-11.30%

Advanced Micro Devices, Inc.(a)       875,300        76,807,575
---------------------------------------------------------------
Altera Corp.(a)                     1,000,000       102,250,000
---------------------------------------------------------------
Analog Devices, Inc.(a)             5,359,800       411,699,638
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                  2,250,000        90,000,000
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          4,012,700       218,942,944
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      1,313,900        68,240,681
---------------------------------------------------------------
Intel Corp.                         1,000,000       126,812,500
---------------------------------------------------------------
Linear Technology Corp.             2,500,000       142,812,500
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,500,000       156,250,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       129,625,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)       2,000,112       124,131,951
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)        1,879,200       360,571,500
---------------------------------------------------------------
SDL, Inc.(a)                          608,200       118,599,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)        750,000        51,046,875
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,122,400       155,465,800
---------------------------------------------------------------
                                                  2,333,255,964
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.27%

Applied Materials, Inc.(a)          1,000,000       101,812,500
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,750,000       131,031,250
---------------------------------------------------------------
Novellus Systems, Inc.(a)           1,500,000       100,031,250
---------------------------------------------------------------
Teradyne, Inc.(a)                   1,227,400       135,014,000
---------------------------------------------------------------
                                                    467,889,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.42%

American Express Co.                  575,000        86,285,938
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.48%

Forest Laboratories, Inc.(a)        1,123,200        94,419,000
---------------------------------------------------------------
Jones Pharma, Inc.(b)               5,536,912       159,532,277
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-(CONTINUED)

Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000   $    52,500,000
---------------------------------------------------------------
                                                    306,451,277
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.12%

Columbia/HCA Healthcare Corp.       2,332,400        66,327,625
---------------------------------------------------------------
Health Management Associates,
  Inc.- Class A(a)                  7,190,900       114,604,969
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        51,000,000
---------------------------------------------------------------
                                                    231,932,594
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.53%

Biomet, Inc.                        1,974,700        70,472,106
---------------------------------------------------------------
Medtronic, Inc.(c)                  4,741,600       246,266,850
---------------------------------------------------------------
                                                    316,738,956
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.34%

Lincare Holdings, Inc.(a)           2,301,800        70,204,900
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.55%

AFLAC, Inc.                         2,326,500       113,562,281
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-2.67%

Goldman Sachs Group, Inc.
  (The)(c)                          2,250,000       209,812,500
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               1,700,000       130,475,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        4,750,000       211,375,000
---------------------------------------------------------------
                                                    551,662,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.34%

Federated Investors, Inc.-
  Class B                           2,500,000        70,625,000
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.10%

Harley-Davidson, Inc.(c)            5,700,000       226,931,250
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.54%

Honeywell International             2,000,000       112,000,000
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.75%

Millipore Corp.                     2,149,800       154,113,788
---------------------------------------------------------------

NATURAL GAS-0.59%

Enron Corp.(c)                      1,750,000       121,953,125
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-6.40%

BJ Services Co.(a)                  2,600,000       182,650,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(b)          2,761,200       207,090,000
---------------------------------------------------------------
ENSCO International Inc.            2,500,000        82,968,750
---------------------------------------------------------------
Grant Prideco, Inc.(a)              1,872,400        36,043,700
---------------------------------------------------------------
Nabors Industries, Inc.(a)          4,432,000       174,787,000
---------------------------------------------------------------
R&B Falcon Corp.(a)                 5,900,000       122,425,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Rowan Cos., Inc.(a)                 3,262,700   $    91,151,681
---------------------------------------------------------------
Smith International, Inc.(a)        2,150,000       163,400,000
---------------------------------------------------------------
Transocean Sedco Forex Inc.         3,950,000       185,650,000
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,872,400        76,066,250
---------------------------------------------------------------
                                                  1,322,232,381
---------------------------------------------------------------

RAILROADS-1.06%

Kansas City Southern
  Industries, Inc.                  3,050,000       219,218,750
---------------------------------------------------------------

RESTAURANTS-0.78%

Brinker International, Inc.(a)      3,000,000        95,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         2,000,000        65,500,000
---------------------------------------------------------------
                                                    161,125,000
---------------------------------------------------------------

RETAIL (BUILDING
  SUPPLIES)-1.31%

Home Depot, Inc. (The)              1,750,000        98,109,375
---------------------------------------------------------------
Lowe's Cos., Inc.                   3,500,000       173,250,000
---------------------------------------------------------------
                                                    271,359,375
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.10%

Best Buy Co., Inc.(a)                 882,200        71,237,650
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,500,000       156,000,000
---------------------------------------------------------------
                                                    227,237,650
---------------------------------------------------------------

RETAIL (DEPARTMENT
  STORES)-0.93%

Kohl's Corp.(a)                     4,000,000       192,000,000
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.13%

Dollar Tree Stores, Inc.(a)         1,810,600       104,788,475
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        54,328,125
---------------------------------------------------------------
Ross Stores, Inc.                   3,567,200        74,019,400
---------------------------------------------------------------
                                                    233,136,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.82%

Bed Bath & Beyond, Inc.(a)          5,000,000       183,437,500
---------------------------------------------------------------
Staples, Inc.(a)                    4,000,000        76,250,000
---------------------------------------------------------------
Tiffany & Co.                         750,000        54,515,625
---------------------------------------------------------------
Zale Corp.(a)                       1,500,000        61,875,000
---------------------------------------------------------------
                                                    376,078,125
---------------------------------------------------------------

RETAIL
  (SPECIALTY-APPAREL)-1.79%

Gap, Inc. (The)                     2,500,000        91,875,000
---------------------------------------------------------------
Intimate Brands, Inc.               1,500,000        57,750,000
---------------------------------------------------------------
Limited, Inc. (The)                 2,000,000        90,375,000
---------------------------------------------------------------
Men's Wearhouse, Inc.
  (The)(a)(b)                       2,487,800        53,332,213
---------------------------------------------------------------
Talbots, Inc. (The)                 1,500,000        75,843,750
---------------------------------------------------------------
                                                    369,175,963
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
SERVICES (ADVERTISING/
  MARKETING)-2.34%

Lamar Advertising Co.(a)(b)         3,750,000   $   165,234,375
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       227,656,250
---------------------------------------------------------------
Young & Rubicam Inc.                1,632,500        90,909,844
---------------------------------------------------------------
                                                    483,800,469
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-0.60%

Brocade Communications Systems,
  Inc.(a)                           1,000,000       124,000,000
---------------------------------------------------------------

SERVICES (DATA
  PROCESSING)-1.60%

CSG Systems International,
  Inc.(a)                             956,500        44,118,563
---------------------------------------------------------------
Fiserv, Inc.(a)                     4,060,300       186,520,031
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        98,671,875
---------------------------------------------------------------
                                                    329,310,469
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.25%

Crown Castle International
  Corp.(a)                          2,144,200        82,283,675
---------------------------------------------------------------
Level 3 Communications, Inc.(a)     1,000,000        89,000,000
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   4,000,000       123,500,000
---------------------------------------------------------------
VoiceStream Wireless(a)               569,200        56,350,800
---------------------------------------------------------------
Western Wireless Corp.-Class
  A(a)                              2,301,000       114,330,938
---------------------------------------------------------------
                                                    465,465,413
---------------------------------------------------------------

TELEPHONE-2.04%

Broadwing Inc.(a)                   3,000,000        84,937,500
---------------------------------------------------------------
CenturyTel, Inc.                    1,583,525        38,796,363
---------------------------------------------------------------
NTL Inc.(a)                         1,500,000       114,750,000
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)            3,495,800       151,630,325
---------------------------------------------------------------
RCN Corp.(a)                        1,103,900        31,599,137
---------------------------------------------------------------
                                                    421,713,325
---------------------------------------------------------------

TEXTILES (APPAREL)-0.51%

Jones Apparel Group, Inc.(a)        3,564,000       105,806,250
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,318,442,251)                           19,989,326,321
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE BONDS & NOTES-0.57%

COMPUTERS (NETWORKING)-0.13%

Exodus Communications, Inc.,
  Conv. Notes, 4.75%, 07/15/08
  (Acquired 12/02/99; Cost
  $19,815,000)(d)                $ 19,815,000        27,468,544
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-0.33%

Critical Path Inc., Conv.
  Notes, 5.75%, 04/01/05
  (Acquired 03/27/00-04/25/00;
  Cost $65,116,131)(d)           $ 81,000,000   $    67,989,375
---------------------------------------------------------------

TELEPHONE-0.11%

NTL Inc., Conv. Sub. Notes,
  5.75%, 12/15/09 (Acquired
  12/17/99; Cost
  $25,458,250)(d)                  25,000,000        22,281,250
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $110,401,924)                     117,739,169
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
MONEY MARKET FUNDS-3.14%

STIC Liquid Assets Portfolio(e)   324,330,906   $   324,330,906
---------------------------------------------------------------
STIC Prime Portfolio(e)           324,330,906       324,330,906
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $648,661,812)                           648,661,812
---------------------------------------------------------------
TOTAL INVESTMENTS-100.48% (Cost
  $12,077,505,987)                               20,755,727,302
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.48%)                                   (100,001,286)
---------------------------------------------------------------
NET ASSETS-100.00%                              $20,655,726,016
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 04/30/00 was $585,188,865 which represented 2.83% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 7.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/00 was $117,739,169 which represented 0.57% of the Fund's net assets.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $12,077,505,987)                            $20,755,727,302
-------------------------------------------------------------
Receivables for:
  Investments sold                                162,431,108
-------------------------------------------------------------
  Capital stock sold                               32,662,880
-------------------------------------------------------------
  Dividends and Interest                            5,197,947
-------------------------------------------------------------
Investment for deferred compensation plan             219,535
-------------------------------------------------------------
Other assets                                          988,721
-------------------------------------------------------------
    Total assets                               20,957,227,493
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           162,263,976
-------------------------------------------------------------
  Capital stock reacquired                        114,415,316
-------------------------------------------------------------
  Deferred compensation plan                          219,535
-------------------------------------------------------------
Options written (premiums received
  $4,594,572)                                       1,493,609
-------------------------------------------------------------
Accrued advisory fees                              10,042,123
-------------------------------------------------------------
Accrued administrative services fees                   59,187
-------------------------------------------------------------
Accrued distribution fees                           7,741,754
-------------------------------------------------------------
Accrued directors' fees                                 6,493
-------------------------------------------------------------
Accrued transfer agent fees                         4,358,928
-------------------------------------------------------------
Accrued operating expenses                            900,556
-------------------------------------------------------------
    Total liabilities                             301,501,477
-------------------------------------------------------------
Net assets applicable to shares outstanding   $20,655,726,016
=============================================================

NET ASSETS:

Class A                                       $18,921,516,143
=============================================================
Class B                                       $ 1,031,286,280
=============================================================
Class C                                       $   324,903,258
=============================================================
Institutional Class                           $   378,020,335
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     444,216,321
=============================================================
Class B:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                      24,816,471
=============================================================
Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                       7,820,615
=============================================================
Institutional Class:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       8,492,512
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         42.60
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $42.60 divided by
     94.50%)                                  $         45.07
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         41.56
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         41.54
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $         44.51
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $300,802)                                    $   37,638,099
-------------------------------------------------------------
Interest                                            1,652,827
-------------------------------------------------------------
    Total investment income                        39,290,926
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      60,894,984
-------------------------------------------------------------
Administrative services fee                           346,584
-------------------------------------------------------------
Custodian fees                                        328,528
-------------------------------------------------------------
Distribution fees -- Class A                       26,982,802
-------------------------------------------------------------
Distribution fees -- Class B                        4,237,526
-------------------------------------------------------------
Distribution fees -- Class C                        1,252,867
-------------------------------------------------------------
Transfer agent fees -- Class A                     12,817,350
-------------------------------------------------------------
Transfer agent fees -- Class B                      1,131,334
-------------------------------------------------------------
Transfer agent fees -- Class C                        334,490
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             25,272
-------------------------------------------------------------
Directors' fees                                        41,472
-------------------------------------------------------------
Other                                               1,247,729
-------------------------------------------------------------
    Total expenses                                109,640,938
-------------------------------------------------------------
Less: Fees waived                                  (2,181,249)
-------------------------------------------------------------
    Expenses paid indirectly                         (161,830)
-------------------------------------------------------------
    Net expenses                                  107,297,859
-------------------------------------------------------------
Net investment income (loss)                      (68,006,933)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                         2,471,849,544
-------------------------------------------------------------
  Option contracts written                         32,124,058
-------------------------------------------------------------
                                                2,503,973,602
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         2,669,821,895
-------------------------------------------------------------
  Foreign currencies                                   (1,049)
-------------------------------------------------------------
  Option contracts written                          4,349,562
-------------------------------------------------------------
                                                2,674,170,408
-------------------------------------------------------------
Net gain on investment securities, foreign
  currencies and option contracts               5,178,144,010
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $5,110,137,077
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (68,006,933)   $   (76,875,258)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             2,503,973,602      1,644,017,203
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts         2,674,170,408      2,669,133,759
------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        5,110,137,077      4,236,275,704
------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                      (1,341,527,015)      (337,206,115)
------------------------------------------------------------------------------------------------
  Class B                                                         (59,302,977)        (8,290,207)
------------------------------------------------------------------------------------------------
  Class C                                                         (16,589,705)        (2,229,567)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (23,400,833)        (5,075,580)
------------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       1,202,424,646     (1,783,881,252)
------------------------------------------------------------------------------------------------
  Class B                                                         299,847,081        205,093,817
------------------------------------------------------------------------------------------------
  Class C                                                         124,772,971         55,508,352
------------------------------------------------------------------------------------------------
  Institutional Class                                              70,882,977         (4,793,973)
------------------------------------------------------------------------------------------------
    Net increase in net assets                                  5,367,244,222      2,355,401,179
------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          15,288,481,794     12,933,080,615
------------------------------------------------------------------------------------------------
  End of period                                               $20,655,726,016    $15,288,481,794
================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,361,884,526    $ 7,663,956,851
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (68,558,670)          (551,737)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts         2,681,079,353      1,617,926,281
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             8,681,320,807      6,007,150,399
------------------------------------------------------------------------------------------------
                                                              $20,655,726,016    $15,288,481,794
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options--The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Futures Contracts--The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees paid by the Fund to AIM at the annual rate of 0.025% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 2000, AIM waived fees of $2,181,249. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $346,584 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $5,609,953 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $26,982,803, $4,237,526 and $1,252,867, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $2,511,724 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $168,593 in contingent deferred sales charges imposed on redemptions of Fund shares.

    Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $11,277 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $116,741 and $45,089, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $161,830 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $9,162,139,810 and $8,802,590,457, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $9,046,988,555
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (372,597,573)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $8,674,390,982
==========================================================

Cost of investments for tax purposes is $12,081,336,320.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             22,091     $  3,848,894
---------------------------------------------------------------------------------------
Written                                                         87,799       58,345,982
---------------------------------------------------------------------------------------
Closed                                                         (69,921)     (52,092,932)
---------------------------------------------------------------------------------------
Expired                                                        (24,381)      (5,507,372)
---------------------------------------------------------------------------------------
End of period                                                   15,588     $  4,594,572
=======================================================================================

Open call option contracts written at April 30, 2000 were as follows:

                                                                                              APRIL 30,
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2000         UNREALIZED
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    APPRECIATION
-----                                       --------    ------    ---------    ----------    ------------    ------------
Enron Corp.                                  May-00      $ 80       3,500      $  941,713     $  175,000       $  766,713
-------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)              May-00       130       1,441         276,057         36,025          240,032
-------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                        May-00        50         870          95,262         29,906           65,356
-------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                              May-00        55       9,777       3,281,540      1,252,678        2,028,862
-------------------------------------------------------------------------------------------------------------------------
                                                                   15,588      $4,594,572     $1,493,609       $3,100,963
=========================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                   OCTOBER 31, 1999
                                                            ------------------------------    -------------------------------
                                                              SHARES           AMOUNT            SHARES           AMOUNT
                                                            -----------    ---------------    ------------    ---------------
Sold:
  Class A                                                    47,664,468    $ 2,002,506,950      98,564,141    $ 2,981,238,092
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     7,573,060        311,546,329      10,942,571        332,728,027
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     3,208,675        132,258,758       5,133,893        156,450,704
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,895,934         80,440,191       1,596,295         51,100,608
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    34,136,481      1,274,295,386      11,320,463        318,895,308
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,560,323         56,999,170         286,888          7,992,642
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       430,717         15,725,462          75,962          2,115,494
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           593,713         23,119,167         170,003          4,957,282
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (50,122,218)    (2,074,377,690)   (167,354,090)    (5,084,014,652)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,661,443)       (68,698,418)     (4,443,036)      (135,626,852)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (569,978)       (23,211,249)     (3,390,263)      (103,057,846)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (784,221)       (32,676,381)     (1,915,980)       (60,851,863)
-----------------------------------------------------------------------------------------------------------------------------
                                                             43,925,511    $ 1,697,927,675     (49,013,153)   $(1,528,073,056)
=============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ----------------------------------------------------------------------
                                             2000             1999           1998           1997           1996           1995
                                       ----------------    -----------    -----------    -----------    -----------    ----------
Net asset value, beginning of period     $     34.65       $     26.37    $     29.23    $     25.48    $     23.69    $    18.31
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.13)            (0.17)         (0.14)         (0.11)         (0.06)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)             11.36              9.18          (0.62)          4.75           2.60          5.95
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations           11.23              9.01          (0.76)          4.64           2.54          5.90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized
    gains                                      (3.28)            (0.73)         (2.10)         (0.89)         (0.75)        (0.52)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $     42.60       $     34.65    $     26.37    $     29.23    $     25.48    $    23.69
=================================================================================================================================
Total return(a)                                33.73%            34.81%         (2.30)%        18.86%         11.26%        33.43%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $18,921,516       $14,292,905    $12,391,844    $14,319,441    $11,255,506    $7,000,350
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                              1.07%(b)          1.10%          1.10%          1.11%          1.14%         1.16%
=================================================================================================================================
  Without fee waivers                           1.09%(b)          1.12%          1.12%          1.13%          1.16%         1.18%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                        (0.66)%(b)        (0.50)%        (0.47)%        (0.40)%        (0.27)%       (0.32)%
=================================================================================================================================
Portfolio turnover rate                           48%               62%            76%            67%            58%           45%
=================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $18,087,373,247.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                                 NOVEMBER 3,
                                                                                                    1997
                                                                                                 (DATE SALES
                                                                                                 COMMENCED)
                                                              SIX MONTHS ENDED    YEAR ENDED         TO
                                                                 APRIL 30,        OCTOBER 31,    OCTOBER 31,
                                                                  2000(a)            1999          1998(a)
                                                              ----------------    -----------    -----------
Net asset value, beginning of period                             $    34.00        $  26.11       $    30.04
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.30)          (0.42)           (0.37)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       11.14            9.04            (1.46)
------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  10.84            8.62            (1.83)
------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                               (3.28)          (0.73)           (2.10)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $    41.56        $  34.00       $    26.11
============================================================================================================
Total return(b)                                                       33.20%          33.64%           (5.86)%
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,031,286        $589,718       $  275,676
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.89%(c)        1.98%            1.98%(d)
============================================================================================================
  Without fee waivers                                                  1.91%(c)        2.00%            2.00%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets           (1.49)%(c)      (1.38)%          (1.36)%(d)
============================================================================================================
Portfolio turnover rate                                                  48%             62%              76%
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $852,161,811.
(d)  Annualized.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                                   AUGUST 4,
                                                                                                                     1997
                                                                                                                  (DATE SALES
                                                                                                                  COMMENCED)
                                                              SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,           TO
                                                                 APRIL 30,         --------------------------     OCTOBER 31,
                                                                  2000(a)            1999           1998(a)          1997
                                                              ----------------     ---------      -----------     -----------
Net asset value, beginning of period                              $  33.99         $  26.10         $ 29.18         $   30.32
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.30)           (0.42)          (0.37)            (0.04)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      11.13             9.04           (0.61)            (1.10)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 10.83             8.62           (0.98)            (1.14)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                              (3.28)           (0.73)          (2.10)               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  41.54         $  33.99         $ 26.10         $   29.18
=============================================================================================================================
Total return(b)                                                      33.18%           33.65%          (3.12)%           (3.76)%
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $324,903         $161,490         $76,522         $  21,508
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.89%(c)         1.98%           1.97%             1.84%(d)
=============================================================================================================================
  Without fee waivers                                                 1.91%(c)         2.00%           1.99%             1.86%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets          (1.49)%(c)       (1.38)%         (1.35)%           (1.12)%(d)
=============================================================================================================================
Portfolio turnover rate                                                 48%              62%             76%               67%
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $251,950,134.
(d)  Annualized.

BOARD OF DIRECTORS                            OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                            11 Greenway Plaza
Chairman                                      Chairman                                    Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                            Gary T. Crum                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                              SUB-ADVISOR
Director                                      Edgar M. Larsen
Cortland Trust Inc.                           Senior Vice President                       A I M Capital Management, Inc.
                                                                                          11 Greenway Plaza
Edward K. Dunn Jr.                            Dana R. Sutton                              Suite 100
Chairman, Mercantile Mortgage Corp.;          Vice President and Treasurer                Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox                             TRANSFER AGENT
President, Mercantile Bankshares              Vice President
                                                                                          A I M Fund Services, Inc.
Jack Fields                                   Mary J. Benson                              P.O. Box 4739
Chief Executive Officer                       Assistant Vice President and                Houston, TX 77210-4739
Texana Global, Inc.;                          Assistant Treasurer
Formerly Member                                                                           CUSTODIAN
of the U.S. House of Representatives          Sheri Morris
                                              Assistant Vice President and                State Street Bank and Trust Company
Carl Frischling                               Assistant Treasurer                         225 Franklin Street
Partner                                                                                   Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP         Renee A. Friedli
                                              Assistant Secretary                         COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer         P. Michelle Grace                           Ballard Spahr
A I M Management Group Inc.                   Assistant Secretary                         Andrews & Ingersoll, LLP
                                                                                          1735 Market Street
Prema Mathai-Davis                            Nancy L. Martin                             Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A    Assistant Secretary
                                                                                          COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                         Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Louis S. Sklar                                Lisa A. Moss                                New York, NY 10022
Executive Vice President                      Assistant Secretary
Hines Interests                                                                           DISTRIBUTOR
Limited Partnership                           Kathleen J. Pflueger
                                              Assistant Secretary                         A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                              Samuel D. Sirko                             Suite 100
                                              Assistant Secretary                         Houston, TX 77046

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                MONEY MARKET FUNDS                         A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                  AIM Money Market Fund                      leadership in the mutual fund industry since
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                   1976 and managed approximately $176 billion
AIM Capital Development Fund                                                           in assets for more than 7.4 million
AIM Constellation Fund(1)                   INTERNATIONAL GROWTH FUNDS                 shareholders, including individual
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund       investors, corporate clients and financial
AIM Emerging Growth Fund                    AIM Asian Growth Fund                      institutions, as of March 31, 2000.
AIM Large Cap Growth Fund                   AIM Developing Markets Fund                    The AIM Family of Funds--Registered
AIM Large Cap Opportunities Fund            AIM Euroland Growth Fund(5)                Trademark--is distributed nationwide, and
AIM Mid Cap Equity Fund                     AIM European Development Fund              AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth Fund                     AIM International Equity Fund              complex in the United States in assets under
AIM Mid Cap Opportunities Fund(2)           AIM Japan Growth Fund                      management, according to Strategic Insight,
AIM Select Growth Fund                      AIM Latin American Growth Fund             an independent mutual fund monitor.
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund (4)        GLOBAL GROWTH FUNDS
AIM Value Fund AIM Weingarten Fund          AIM Global Aggressive Growth Fund
                                            AIM Global Growth Fund
GROWTH & INCOME FUNDS                       AIM Global Trends Fund(6)
AIM Advisor Flex Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Utilities Fund
AIM Basic Value Fund
AIM Charter Fund                            GLOBAL INCOME FUNDS
                                            AIM Global Income Fund
INCOME FUNDS                                AIM Strategic Income Fund
AIM Floating Rate Fund
AIM High Yield Fund                         THEME FUNDS
AIM High Yield Fund II                      AIM Global Consumer Products and Services Fund
AIM Income Fund                             AIM Global Financial Services Fund
AIM Intermediate Government Fund            AIM Global Health Care Fund
AIM Limited Maturity Treasury Fund          AIM Global Infrastructure Fund
                                            AIM Global Resources Fund
TAX-FREE INCOME FUNDS                       AIM Global Telecommunications and Technology Fund
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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